Exhibit 10.21

THIRD AMENDMENT OF Purchase and Sale CONTRACT

THIS THIRD AMENDMENT OF PURCHASE AND SALE CONTRACT (this “Amendment”) is entered into effective as of the 17 th day of July, 2009 (“Effective Date”), by and between CENTURY PROPERTIES FUND XV, a California limited partnership,having an address at c/o AIMCO, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“ Seller”), and RRM – I, LLC, a Louisiana limited liability company, having a principal address at 9456 Jefferson Highway, Suite A, Baton Rouge, Louisiana 70809 (“ Purchaser”).

RECITALS

A.        Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of May 6, 2009 and effective as of May 12, 2009, as amended by the First Amendment of Purchase and Sale Contract with an effective date of June 26, 2009, and as further amended by the Second Amendment to Purchase Contract with an effective date of July 10, 2009  (collectively, the “ Contract”), regarding real property located in Dallas County, Texas and more particularly described in the Contract.

B.         Seller and Purchaser desire to amend the Contract subject to the terms and conditions described below.

C.        All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

agreements

1.                  Incorporation of Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference.

2.                  Inspection Contingencies and Loan Approval Period.  Purchaser acknowledges and agrees that Purchaser’s right to terminate the Contract pursuant to Section 3.2 and Section 4.5.11 of the Contract has expired and  Purchaser’s Deposit is now non-refundable.

3.                  Closing Date.  The “Closing Date” is hereby amended to mean August 5, 2009.

4.                  Purchase Price.  The ”Purchase Price” is hereby amended to mean $11,200,000.00.

5.                  Counterparts.  This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

6.                  Telecopied/Electronic Mail Signatures.  A counterpart of this Amendment signed by one party to this Amendment and telecopied or sent by electronic mail to another party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.

SELLER:

CENTURY PROPERTIES FUND XV,

a California limited partnership

By:      FOX CAPITAL MANAGEMENT CORPORATION,

    a California limited partnership,

    its general partner

By:  /s/Lisa R. Cohn

Name:  Lisa R. Cohn

Title:   Executive Vice President and

          General Counsel

PURCHASER:

RRM – I, LLC,

a Louisiana limited liability company

BY:    ROEMER, ROBINSON, MELVILLE &

          CO., LLC,

          a Louisiana limited company,

          its manager

By: /s/Charles E. Roemer, IV

Name:  Charles E. Roemer, IV

Title:  Manager/Director